                               CONSENT OF COUNSEL

      I hereby consent to the reference to me under the caption "Legal Matters" in the Prospectus contained in the Registration Statement on Form SB-2 of Harvard Scientific Corp. with which this consent is filed

                                                    /S/ David R. Baker
                                                    ----------------------------
                                                        David R. Baker, Esq.

Dated: July 16, 1998